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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated October 17, 1997 on the consolidated financial statements of Pennsylvania Real Estate Investment Trust (the "Company"), included in the Company's Annual Report of Form 10-K for the year ended August 31, 1997; our report dated June 16, 1997 on the statement of revenue and certain expenses of Magnolia Mall, incorporated by reference in the Company's Current Report on Form 8-K dated October 14, 1997; our report dated June 20, 1997 on the statement of revenue and certain expenses of North Dartmouth Mall, incorporated by reference in the Company's Current Report on Form 8-K dated October 14, 1997; our report dated June 23, 1997 on the consolidated financial statement of The Rubin Organization, Inc., incorporated by reference in the Company's Current Report on Form 8-K dated October 14, 1997; our report dated June 22, 1998 on the statement of revenue and certain expenses of the Woods Apartments, incorporated by reference in the Company's Current Report on Form 8-K dated August 13, 1998; our report dated July 15, 1998 on the statement of revenue and certain expenses of Prince Georges Plaza, incorporated by reference in the Company's Current Report on Form 8-K dated November 9, 1998; our report dated August 28, 1998 on the combined statement of revenue and certain expenses of Festival at Oaklands Shopping Center, incorporated by reference in the Company's Current Report on Form 8-K dated November 9, 1998 and to all references to our Firm included in this registration statement.


                                                      /s/ Arthur Andersen, LLP
                                                      ------------------------
                                                          Arthur Andersen, LLP




Philadelphia, Pennsylvania
December 28, 1998